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                                                                    EXHIBIT 99.2


           SECTION 906 CERTIFICATION BY THE CHIEF FINANCIAL OFFICER RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

     I, Timothy M. Mayleben, Chief Financial Officer, of Esperion Therapeutics, Inc., a Delaware corporation (the "Company"), hereby certify that:


     (1) The Company's periodic report on Form 10-Q for the period ended September 30, 2002 (the "Form on 10-Q") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, as amended; and


     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      * * *


  /s/ Timothy M. Mayleben
---------------------------
Timothy M. Mayleben,
Chief Financial Officer

Date:    November 14, 2002